UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	(811-22543)

KKR Income Opportunities Fund
(Exact name of registrant as specified in charter)

555 California Street, 50th Floor San Francisco, CA			94104
(Address of principal executive offices)			(Zip code)

Philip Davidson, Esq. KKR Credit Advisors (US) LLC 555 California Street, 50th Floor San Francisco, CA 94104
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(415) 315-3620

Date of fiscal year end:	October 31, 2018

Date of reporting period:	October 31, 2018

Item 1. Reports to Stockholders.

KKR

KKR Income Opportunities Fund

Annual Report

October 31, 2018

Income Opportunities Fund	October 31, 2018

Table of Contents

Management Discussion of Fund Performance	1
Performance Information	4
Schedule of Investments	5
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Statement of Cash Flows	17
Financial Highlights	18
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	29
Trustees and Officers	30
Dividend Reinvestment Plan	32
Additional Information	34
Approval of Investment Advisory Agreement	35
Privacy Notice	38

The KKR Income Opportunities Fund (the “Fund”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent period ended June 30 will be available (i) without charge, upon request, by calling 855-862-6092; and (ii) on the Commission’s website at http://www.sec.gov.

INFORMATION ABOUT THE FUND’S TRUSTEES

The proxy statements and annual reports include information about the Fund’s Trustees and are available without charge, upon request, by calling 855-862-6092 and by visiting the Commission’s website at www.sec.gov or the Fund’s website at www.kkrfunds.com.

Management Discussion of Fund Performance

Looking Back on the Markets — October 31, 2018

KKR Income Opportunities Fund (“KIO” or the “Fund”) aims to dynamically allocate across credit instruments to capitalize on changes in relative value among corporate credit investments and manage against macroeconomic risks. Our portfolio seeks exposure to companies where the perception of risk may be high but our analysis leads us to believe that the risk is lower. Like others, we understand that most asset classes are expensive today but we also have a view that does not mean all assets are expensive. We believe that despite high average valuations across equity and credit markets, there is enough dispersion in value to identify and select a portfolio of large corporates that offer a highly attractive credit spread in today’s market. Our portfolio is focused on where risk or true value is misperceived by many market participants. Our predominant focus is on large companies in sectors where names are not typically over-valued.

We believe KIO is well suited to the current credit market conditions as we seek assets that we believe are dislocated or fundamentally mispriced. We believe we are well equipped to construct a robust portfolio in times of stress and provide value to institutional portfolios that have broad credit exposure.

Leveraged Loan and High Yield Commentary(1)

New issuance momentum fell in Q3 2018. US Institutional leveraged loan issuances dropped to $88.5 billion in Q3 2018, which is the lowest level of issuances since Q2 2016. We believe this was largely due to declines in opportunistic behavior like refinancings and dividend / recapitalizations. For instance, loan refinancings, which were a driving force in the market during the first half of 2018, dropped by approximately 88% quarter-over-quarter. In the European market, loan supply was €20.3 billion, down from €27.3 billion in Q2 2018. Amid the slowdown in US activity, global volume dropped to $141 billion, its lowest level since Q1 2016. Conversely, CLO formation continued to support demand across the loan market in Q3 2018. The CLO market remains strong, with year-to-date new issuances reaching approximately $101 billion.

US high yield issuance activity in Q3 2018 was disappointing given historical seasonality. High yield issuance activity summed to $168.3 billion year-to-date which is approximately 34% down over the same period one year ago. Similarly, in the European market, high yield supply was €14.6 billion, down from €22.4 billion in Q2 2018. This is the lowest quarterly volume since Q4 2016. Given the US market recorded its lowest quarterly volume since Q1 2016, global high yield volume fell to $58.7 billion, which is a notable drop compared to the $73 billion of volume generated last quarter.

Default activity continued to be light in Q3 2018, with only $2.3 billion of defaults. Over the past six months, total default activity consisted of five defaults, which is the lightest volume over a sixth month period since June 2011. J.P. Morgan anticipates default rates will continue to decline until year-end and has forecasted year-end default rates of 1.75% and 1.25% for high yield bonds and loans, respectively.

In terms of performance, the S&P LSTA Leveraged Loan index returned 1.84% in Q3 2018 after returning 0.70% and 1.45% in Q2 2018 and Q1 2018, respectively. The ICE Bank of America Merrill Lynch High Yield Master II index returned 2.44% in Q3 2018 after returning 1.00% and -0.91% in Q2 2018 and Q1 2018, respectively.

(1) Source: S&P LCD Quarterly Review and JPM Market Outlook as of September 30, 2018.

The Market in Numbers

For the period of November 1, 2017 — October 31, 2018:

•                                          Returns: Over the twelve month period ending October 31, 2018, the high yield and leveraged loan markets returned 0.86%(2) and 4.54%(3) (as measured by the ICE Bank of America Merrill Lynch High Yield Index and the S&P LSTA Leveraged Loan Index), respectively.

•                                          Spreads: The option adjusted spread on the ICE Bank of America Merrill Lynch High Yield Index averaged approximately 381bps(2) for the twelve month period ending October 31, 2018. The three-year discounted spread on the S&P LSTA Leveraged Loan Index averaged approximately 389bps(3) for the twelve month period ending October 31, 2018.

•                                          Volatility: As measured by the VIX index, over the last twelve months, the VIX increased to as high as 37.3 in February 2018, before settling at 21.2(4) as of October 31, 2018.

Fund Performance

KIO is a diversified closed-end fund that trades on the New York Stock Exchange under the symbol “KIO”. The Fund’s primary investment objective is to seek a high level of current income with a secondary objective of capital appreciation. The Fund seeks to achieve its investment objectives by employing a dynamic strategy of investing in a targeted portfolio of loans and fixed-income instruments (including derivatives) of U.S. and non-U.S. issuers and implementing hedging strategies in order to seek to achieve attractive risk-adjusted returns. Under normal market conditions, KIO will invest at least 80% of its Managed Assets in loans and fixed-income instruments or other instruments, including derivative instruments, with similar economic characteristics. The Fund expects to invest primarily in first- and second lien secured loans, unsecured loans and high-yield corporate debt instruments of varying maturities.

As of October 31, 2018, the Fund held 75.7% of its net assets in first and second-lien leveraged loans, 66.1% of its net assets in high-yield corporate debt, 0.9% of its net assets in common stock, and 1.3% of its net assets in preferred stock. KIO’s investments represented obligations and equity interests in 104 companies diversified across 37 distinct industries. The top ten issuers represented 44.9% of the Fund’s net assets while the top five industry groups represented 64.0% of the Fund’s net assets. The Fund’s Securities and Exchange Commission 30-day yield was 8.40%.

For the period from July 25, 2013 (commencement of operations) to October 31, 2018, KIO outperformed the ICE Bank of America Merrill Lynch High Yield Master II Index on a gross net asset value (“NAV”) and net NAV basis and performed similarly on a market price basis. Over that period, the Fund had returns of 9.73% on a gross NAV basis, 6.89% on a net NAV basis and 4.97% on a market price basis. Over the same period, the ICE Bank of America Merrill Lynch High Yield Master II Index returned 4.97%. For the twelve month period ended October 31, 2018, the Fund had returns of 5.75% on a gross NAV basis, 2.46% on a net NAV basis, and 2.84% on a market price basis, and the ICE Bank of America Merrill Lynch High Yield Master II Index returned 0.86% over the same time period. Since inception through October 31, 2018, the Fund traded at an average discount to NAV of 7.69%.(5) The Fund employed leverage during the period covered by this report.(6)

(2) Source: ICE Bank of America Merrill Markets Online as of October 31, 2018.

(3) Source: S&P LCD Discounted Spreads as of October 31, 2018.

(4) Source: Bloomberg as of October 31, 2018.

(5) Source: US Bank Internal application as of October 31, 2018.

(6) For a discussion of the risks associated with the use of leverage and other risks, please see Risk Considerations, Note 3 to the financial statements.

Business Updates

We thank you for your partnership and continued investment in KIO. We look forward to continued communications and will keep you apprised of the progress of KIO specifically and the leveraged finance market place generally. Fund information is available on our website at kkrfunds.com/kio.

Disclosures

The ICE Bank of America Merrill Lynch US Corporate Index is an unmanaged index comprised of U.S. dollar denomination investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity.

The ICE Bank of America Merrill Lynch High Yield Master II Index is a market-value weighted index of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. “Yankee” bonds (debt of foreign issuers issued in the U.S. domestic market) are included in the ICE Bank of America Merrill Lynch High Yield Master II Index provided that the issuer is domiciled in a country having investment grade foreign currency long-term debt rating. Qualifying bonds must have maturities of one year or more, a fixed coupon schedule and minimum outstanding of US$100 million. In addition, issues having a credit rating lower than BBB, but not in default, are also included.

The Chicago Board Options Exchange (CBOE) Volatility Index (VIX) reflects the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. The VIX reflects the market’s estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes. The first and second month expirations are used until 8 days from expiration, then the second and third are used.

It is not possible to invest directly in an index.

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when sold, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. An investment in the Fund involves risk, including the risk of loss of principal. For a discussion of the Fund’s risks, see Risk Considerations, Note 3 to the financial statements. Call 855-330-3927 or visit www.kkrfunds.com/kio for performance results current to the most recent calendar quarter-end.

Must be preceded or accompanied by a prospectus.

An imbalance in supply and demand in the income market may result in valuation uncertainties and greater volatility, less liquidity, widening credit spreads and a lack of price transparency in the market. Investments in income securities may be affected by changes in the creditworthiness of the issuer and are subject to the risk of non—payment of principal and interest. The value of income securities also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments. Borrowing to increase investments (leverage) will exaggerate the effect of any increase or decrease in the value of Fund investments. Investments rated below investment grade (typically referred to as “junk”) are generally subject to greater price volatility and illiquidity than higher rated investments. As interest rates rise, the value of certain income investments is likely to decline. Senior loans are subject to prepayment risk. Investments in foreign instruments or currencies can involve greater risk and volatility than U.S. investments because of adverse market economic, political, regulatory, geopolitical or other conditions. Changes in the value of investments entered for hedging purposes may not match those of the position being hedged. The Fund may engage in other investment practices that may involve additional risks.

KKR Income Opportunities Fund

Value of $10,000 vs. ICE BofA Merrill Lynch High Yield Master II Index ®

Average Annual Total Returns			Since Inception	$10,000
Period Ended October 31, 2018	One Year	Three Year	(7/25/2013)	10/31/2018
KKR Income Opportunities Fund — Market Price Return	2.84%	12.45%	4.97%	$12,909
KKR Income Opportunities Fund — NAV Return	2.46%	9.60%	6.89%	$14,207
ICE BofA Merrill Lynch High Yield Master II Index®	0.86%	6.64%	4.97%	$12,914

Schedule of Investments

	Par†	Value
LEVERAGED LOANS - 75.7%
Aerospace & Defense - 0.5%
EaglePicher Technologies, LLC, TL 2L 02/18
9.552% (1 Month US LIBOR + 7.250%), 03/08/2026 (a)	1,838,910	$1,843,507

Chemicals - 1.7%
Emerald Performance Materials, LLC, TL 2L 07/14
10.052% (1 Month US LIBOR + 7.750%), 08/01/2022 (a)	1,401,160	1,405,826
Invictus, TL 2L 01/18
9.052% (1 Month US LIBOR + 6.750%), 03/30/2026 (a)	1,082,100	1,079,395
New Arclin US Holding Corp., TL 2L 02/17
11.136% (3 Month US LIBOR + 8.750%), 02/14/2025 (a)	282,363	286,245
SI Group, Inc., TL 1L 07/18
7.186% (3 Month US LIBOR + 4.750%), 08/21/2025 (a)	950,317	947,347
Vantage Specialty Chemicals, Inc., TL 2L 10/17
10.777% (3 Month US LIBOR + 8.250%), 10/26/2025 (a)	2,397,730	2,413,711
		6,132,524
Commercial Services & Supplies - 11.0%
Acosta Holdco., Inc., TL 1L B 04/15
5.552% (1 Month US LIBOR + 3.250%), 09/26/2021 (a)	13,746,126	10,247,119
Advantage Sales & Marketing, Inc., TL 1L B 06/14
5.552% (1 Month US LIBOR + 3.250%), 07/23/2021 (a)	8,579,091	7,839,145
Advantage Sales & Marketing, Inc., TL 2L 06/14
8.802% (1 Month US LIBOR + 6.500%), 07/25/2022 (a)	2,795,532	2,351,741
Koosharem, LLC, TL 1L B 10/18
6.945% (3 Month US LIBOR + 4.500%), 04/18/2025 (a)	5,766,091	5,805,762
Monitronics International, Inc., TL 1L 03/12
7.886% (3 Month US LIBOR + 5.500%), 09/30/2022 (a)	8,474,905	8,323,967
Vivint, Inc., TL 1L B 06/18
7.323% (3 Month US LIBOR + 5.000%), 04/01/2024 (a)	3,889,150	3,859,982
		38,427,716
Construction & Engineering - 1.4%
Yak Access, LLC, TL 1L B 05/18
7.283% (1 Month US LIBOR + 5.000%), 07/11/2025 (a)	5,349,480	5,001,764

Distributors - 2.6%
Distribution International, Inc., TL 1L 12/14
7.390% (3 Month US LIBOR + 5.000%), 12/15/2021 (a)	9,640,250	9,013,634

Diversified Telecommunication Services - 1.0%
Onvoy LLC, TL 1L 01/17
6.886% (3 Month US LIBOR + 4.500%), 02/10/2024 (a)	3,529,379	3,448,485

Electronic Equipment, Instruments & Components - 3.0%
Excelitas Technologies Corp., TL 2L 10/17
9.967% (3 Month US LIBOR + 7.500%), 12/01/2025 (a)	10,169,900	10,339,382
Laird PLC, TL 1L B 04/18
7.020% (6 Month US LIBOR + 4.500%), 07/09/2025 (a) (b)	18,838	18,979
		10,358,361

See notes to financial statements

	Par†	Value
LEVERAGED LOANS - 75.7% (continued)
Food & Staples Retailing - 0.5%
Geocery Outlet, Inc., TL 2L 10/18
9.530% (1 Month US LIBOR + 7.750%), 10/18/2026 (a)	1,580,650	$1,584,602

Food Products - 0.5%
CSM Bakery Products, TL 2L 07/13
10.160% (3 Month US LIBOR + 7.750%), 07/05/2021 (a)	991,568	928,048
CTI Foods Holding Co. LLC, TL 2L 06/13
9.850% (6 Month US LIBOR + 7.250%), 06/28/2021 (a)	3,800,000	924,673
		1,852,721
Health Care Providers & Services - 5.8%
LifePoint Hospitals, Inc., Bridge Loan Unsecured 10/18 (i)
10.750%, 10/30/2019	7,267,240	—
NaviHealth, Inc., TL 1L B 07/18
7.274% (1 Month US LIBOR + 5.000%), 08/01/2025 (a)	2,782,408	2,698,935
Paradigm Acquistion Corp., TL 2L 10/18 LC
10.277% (3 Month US LIBOR + 7.500%), 10/23/2026 (a)	555,010	558,479
Press Ganey Holdings, Inc., TL 2L 10/17
8.802% (1 Month US LIBOR + 6.500%), 10/21/2024 (a)	3,044,038	3,074,478
Quorum Health Corp., TL 1L 04/16
9.052% (1 Month US LIBOR + 6.750%), 04/29/2022 (a)	8,326,036	8,431,444
R1 RCM, Inc., TL 1L B 04/18
7.646% (3 Month US LIBOR + 5.250%), 05/02/2025 (a)	1,304,610	1,304,610
Team Health, Inc., TL 1L 01/17
5.052% (1 Month US LIBOR + 2.750%), 02/06/2024 (a)	4,528,078	4,296,015
		20,363,961
Health Care Technology - 1.7%
Verscend Holding Corp., TL 1L B 07/18
6.802% (1 Month US LIBOR + 4.500%), 08/10/2025 (a)	6,025,460	6,081,015

Hotels, Restaurants & Leisure - 0.4%
Diamond Resorts International, Inc., TL 1L B 06/18
6.052% (1 Month US LIBOR + 3.275%), 09/02/2023 (a)	352,270	343,199
SMG/PA, TL 2L 12/17
9.302% (1 Month US LIBOR + 7.000%), 01/23/2026 (a)	1,110,960	1,120,681
		1,463,880
IT Services - 2.7%
Access CIG, LLC, TL 2L 02/18
10.052% (1 Month US LIBOR + 7.750%), 02/27/2026 (a)	1,149,947	1,155,697
Access CIG, LLC, TL 2L 06/18 - Add-on
10.052% (1 Month US LIBOR + 7.750%), 02/27/2026 (a)	80,654	81,057
Access CIG, LLC, TL 2L DD 02/18
7.750%, 02/27/2026 (i)	61,774	309
Sutherland Global Services, Inc., TL 1L 10/14 _US Borrower
7.761% (3 Monh US LIBOR + 5.000%), 04/23/2021 (a)	6,602,651	6,371,558
Sutherland Global Services, Inc., TL 1L 10/14_Cayman Borrower
7.761% (3 Month US LIBOR + 5.375%), 04/23/2021 (a)	1,536,948	1,483,155
Systems Maintenance Services Holdings, Inc., TL 1L B 10/16
7.302% (1 Month US LIBOR + 5.375%), 10/30/2023 (a)	577,211	477,642
		9,569,418

See notes to financial statements

	Par†	Value
LEVERAGED LOANS - 75.7% (continued)
Life Sciences Tools & Services - 0.5%
Albany Molecular Research, Inc., TL 2L 07/17
9.302% (1 Month US LIBOR + 7.000%), 08/28/2025 (a)	1,670,930	$1,679,285

Machinery - 7.7%
Accuride Corp., TL 1L B 10/17
7.636% (3 Month US LIBOR + 5.250%), 11/17/2023 (a)	4,580,348	4,594,661
CPM Holdings, Inc., TL 2L 10/18
10.557% (1 Month US LIBOR + 8.250%), 10/24/2026 (a)	1,655,830	1,662,039
Utility One Source LP, TL 1L 03/17
7.800% (1 Month US LIBOR + 5.500%), 04/18/2023 (a)	7,148,837	7,291,814
WireCo WorldGroup, Inc., TL 1L 07/16
7.302% (1 Month US LIBOR + 5.000%), 09/29/2023 (a) (b)	7,256,596	7,329,162
WireCo WorldGroup, Inc., TL 2L 07/16
11.302% (1 Month US LIBOR + 9.000%), 09/30/2024 (a) (b)	5,918,991	5,978,181
		26,855,857
Media - 3.4%
Intelsat Jackson Holdings SA, TL 1L B4 12/17
6.795% (1 Month US LIBOR + 4.500%), 01/02/2024 (a) (b)	2,389,980	2,491,554
Intelsat Jackson Holdings SA, TL 1L B5 12/17
6.625%, 01/02/2024 (b)	4,376,850	4,503,451
NEP Broadcasting, LLC, TL 2L 09/18
9.302% (1 Month US LIBOR + 7.000%), 10/19/2026 (a)	5,063,000	5,081,986
		12,076,991
Metals & Mining - 10.1%
Aleris International, Inc., TL 1L 05/18
7.052% (1 Month US LIBOR + 4.750%), 02/27/2023 (a)	1,387,443	1,401,755
Foresight Energy, LLC, TL 1L B 03/17
8.277% (3 Month US LIBOR + 5.750%), 03/28/2022 (a)	11,198,433	11,254,481
Sequa Corp., TL 1L B 11/17
7.408% (3 Month US LIBOR + 5.000%), 11/28/2021 (a)	5,961,360	5,898,020
Sequa Corp., TL 2L 04/17
11.520% (3 Month US LIBOR + 9.000%), 04/28/2022 (a)	17,149,877	16,871,192
		35,425,448
Multiline Retail - 2.4%
Belk, Inc., TL 1L B 08/15
7.034% (1 Month US LIBOR + 4.750%), 12/12/2022 (a)	10,181,479	8,583,546

Professional Services - 0.9%
SIRVA Worldwide, Inc., TL 1L 07/18
7.806% (1 Month US LIBOR + 9.500%), 08/02/2025 (a)	1,939,470	1,946,743
SIRVA Worldwide, Inc., TL 2L 07/18
11.910% (3 Month US LIBOR + 5.500%), 08/02/2026 (a)	1,149,740	1,052,012
		2,998,755
Road & Rail - 1.3%
Transplace, TL 2L 09/17
11.030% (1 Month US LIBOR + 8.750%), 10/06/2025 (a)	4,532,039	4,588,689

Software - 9.2%
Applied Systems, Inc., TL 2L 09/17
9.386% (3 Month US LIBOR + 7.000%), 09/19/2025 (a)	6,013,300	6,133,566

See notes to financial statements

	Par†	Value
LEVERAGED LOANS - 75.7% (continued)
Software - 9.2% (continued)
iParadigms Holdings LLC, TL 2L 07/14
9.636% (3 Month US LIBOR + 7.250%), 07/29/2022 (a)	5,133,360	$5,118,936
Misys Ltd., TL 2L 04/17 USD
9.636% (3 Month US LIBOR + 7.250%), 06/13/2025 (a)	9,697,362	9,578,181
P2 Energy Solutions, Inc., TL 1L 10/13
6.350% (3 Month US LIBOR + 4.000%), 10/30/2020 (a)	8,998,294	8,919,559
Refinitiv, TL 1L B 08/18
6.052% (1 Month US LIBOR + 3.750%), 10/01/2025 (a)	2,559,256	2,536,863
		32,287,105
Specialty Retail - 4.0%
Charlotte Russe, Inc., TL 1L 12/17
8.500%, 02/02/2023 (c) (d) (e)	1,523,839	1,158,879
David’s Bridal, Inc., TL 1L B 10/12
6.320% (3 Month US LIBOR + 4.000%), 10/11/2019 (a)	886,640	700,725
Jo-Ann Stores, Inc., TL 1L 09/16
7.477% (3 Month US LIBOR + 5.000%), 10/20/2023 (a)	1,882,311	1,889,963
Jo-Ann Stores, Inc., TL 2L 04/18
11.727% (3 Month US LIBOR + 9.250%), 05/21/2024 (a)	1,713,450	1,694,173
Savers, Inc., TL 1L C 07/12
6.219% (3 Month US LIBOR + 3.750%), 07/09/2019 (a) (c) (d)	8,878,764	8,638,771
		14,082,511
Textiles, Apparel & Luxury Goods - 0.4%
Nine West Holdings, TL 1L 04/18 DIP
10.000%, 12/31/2018 (e)	346,954	350,944
Nine West Holdings, TL 1L B 03/14
8.000% (3 Month US Prime + 2.750%), 10/08/2019 (a) (d)	961,576	947,955
		1,298,899
Trading Companies & Distributors - 1.9%
FleetPride Corporation, TL 1L B 03/18
6.886% (1 Month US LIBOR + 4.500%), 11/18/2022 (a)	3,988,617	4,011,890
FleetPride Corporation, TL 2L 03/18
11.386% (3 Month US LIBOR + 9.000%), 5/19/2023 (a)	2,604,310	2,649,886
		6,661,776
Transportation Infrastructure - 1.1%
Commercial Barge Lines Co., TL 1L B 11/15
11.052% (1 Month US LIBOR + 8.750%), 11/12/2020 (a)	1,713,968	1,315,161
Direct ChassisLink, Inc., TL 2L 11/17
8.527% (3 Month US LIBOR + 6.000%), 06/15/2023 (a)	2,347,058	2,373,463
		3,688,624

TOTAL LEVERAGED LOANS (amortized cost $271,154,884)		265,369,074

HIGH YIELD SECURITIES - 66.1%
Aerospace & Defense - 1.3%
Pattonair Holdings Ltd.
9.000%, 11/01/2022 (b) (f)	3,845,000	3,941,125
Triumph Group, Inc.
7.750%, 08/15/2025	538,000	507,065
		4,448,190

See notes to financial statements

	Par†	Value
HIGH YIELD SECURITIES - 66.1% (continued)
Building Products - 3.6%
Beacon Roofing Supply, Inc.
4.875%, 11/01/2025 (f)	1,753,000	$1,582,082
Builders FirstSource, Inc.
5.625%, 09/01/2024 (f)	531,000	497,149
Ply Gem Holdings, Inc.
8.000%, 04/15/2026 (f)	5,232,000	5,101,200
SRS Distribution, Inc.
8.250%, 07/01/2026 (f)	5,855,000	5,503,700
		12,684,131
Chemicals - 1.5%
Akzo Nobel Specialty Chemicals
8.000%, 10/01/2026 (b) (f)	3,085,000	3,000,163
Consolidated Energy Finance SA
6.500%, 05/15/2026 (b) (f)	869,000	865,741
Cornerstone Chemical Co.
6.750%, 08/15/2024 (f)	1,356,000	1,318,710
		5,184,614
Commercial Services & Supplies - 3.0%
GFL Environmental, Inc.
5.625%, 05/01/2022 (b) (f)	520,000	496,600
Vivint, Inc.
8.750%, 12/01/2020	5,191,000	5,074,202
7.875%, 12/01/2022	2,601,000	2,620,508
7.625%, 09/01/2023	2,747,000	2,458,565
		10,649,875
Communications Equipment - 2.8%
Genesys Telecommunications Laboratories, Inc.
10.000%, 11/30/2024 (f)	9,135,000	9,934,312

Construction & Engineering - 1.5%
Maxim Crane Works LP / Maxim Finance Corp.
10.125%, 08/01/2024 (f)	4,876,000	5,266,080

Construction Materials - 4.4%
Cemex Materials LLC
7.700%, 07/21/2025 (f)	13,776,000	15,621,984

Containers & Packaging - 0.6%
Reynolds Group Holdings, Inc.
7.950%, 12/15/2025	2,002,000	2,092,090

Diversified Consumer Services - 0.4%
Frontdoor, Inc.
6.750%, 08/15/2026 (f)	908,000	928,430
Resideo Funding, Inc.
6.125%, 11/01/2026 (f)	383,000	385,961
		1,314,391

See notes to financial statements

	Par†		Value
HIGH YIELD SECURITIES - 66.1% (continued)
Diversified Telecommunication Services - 0.4%
Frontier Communications Corp.
8.500%, 04/01/2026 (f)	1,500,000		$1,398,750

Electric Utilities - 0.0%
Pacific Gas & Electric Co.
6.050%, 03/01/2034	140,000		150,275

Electronic Equipment, Instruments & Components - 7.6%
Artesyn Embedded Technologies, Inc.
9.750%, 10/15/2020 (f)	9,594,000		9,162,270
Vertiv Group Corp.
9.250%, 10/15/2024 (f)	17,643,000		17,643,000
			26,805,270
Energy Equipment & Services - 0.3%
USA Compression Partners LLC
6.875%, 04/01/2026 (f)	1,017,000		1,038,611

Health Care Equipment & Supplies - 4.6%
DJO Finance LLC / DJO Finance Corp.
8.125%, 06/15/2021 (f)	15,837,000		16,034,962

Health Care Providers & Services - 6.9%
Quorum Health Corp.
11.625%, 04/15/2023	5,136,000		5,084,640
Surgery Partners Holdings, LLC
8.875%, 04/15/2021 (f)	8,070,000		8,332,275
6.750%, 07/01/2025 (f)	3,394,000		3,198,845
Team Health, Inc.
6.375%, 02/01/2025 (f)	7,991,000		6,912,215
Tenet Healthcare Corp.
7.000%, 08/01/2025	538,000		529,726
			24,057,701
Hotels, Restaurants & Leisure - 4.0%
Boyne USA, Inc.
7.250%, 05/01/2025 (f)	1,730,000		1,812,175
ClubCorp Club Operations, Inc.
8.500%, 09/15/2025 (f)	12,520,000		12,097,450
			13,909,625
Household Products - 2.7%
Steinhoff
4.000%, 01/30/2021 (b) (c) (d) (f)	EUR	6,500,000	6,507,164
1.250%, 08/11/2022 (b) (c) (d) (f)	EUR	3,100,000	3,031,275
			9,538,439
Insurance - 0.7%
Hub International Ltd.
7.000%, 05/01/2026 (f)	2,519,000		2,464,842

Life Sciences Tools & Services - 3.5%
Avantor, Inc.
6.000%, 10/01/2024 (f)	9,962,594		9,962,594

See notes to financial statements

	Par†	Value
HIGH YIELD SECURITIES - 66.1% (continued)
Life Sciences Tools & Services - 3.5% (continued)
PAREXEL International Corp.
6.375%, 09/01/2025 (f)	2,418,000	$2,278,965
		12,241,559
Machinery - 0.6%
Cleaver-Brooks, Inc.
7.875%, 03/01/2023 (f)	2,118,000	2,133,885

Media - 0.9%
Intelsat Jackson Holdings SA
5.500%, 08/01/2023 (b)	1,869,000	1,677,428
Numericable-SFR
8.125%, 02/01/2027 (b) (f)	1,561,000	1,544,765
		3,222,193
Metals & Mining - 3.9%
Allegheny Technologies, Inc.
7.875%, 08/15/2023	6,536,000	6,919,990
Foresight Energy, LLC
11.500%, 04/01/2023 (f)	7,479,000	6,675,007
		13,594,997
Multiline Retail - 0.0%
J.C. Penney Corp., Inc.
8.125%, 10/01/2019	153,000	144,203
5.650%, 06/01/2020	60,000	52,500
		196,703
Personal Products - 0.1%
Coty, Inc.
6.500%, 04/15/2026 (f)	372,000	347,820

Road & Rail - 4.2%
The Kenan Advantage Group, Inc.
7.875%, 07/31/2023 (f)	14,441,000	14,585,410

Software - 3.6%
CDK Global, Inc.
4.875%, 06/01/2027	4,320,000	4,066,200
Datatel, Inc.
9.000%, 09/30/2023 (f)	6,727,000	6,996,080
RedPrairie Corp.
7.375%, 10/15/2024 (f)	412,000	423,330
Refinitiv
8.250%, 11/15/2026 (f)	1,119,000	1,088,227
		12,573,837
Specialty Retail - 0.7%
Ken Garff Automotive LLC
7.500%, 08/15/2023 (f)	2,301,000	2,370,030

Textiles, Apparel & Luxury Goods - 1.0%
Lycra
7.500%, 05/01/2025 (b) (f)	3,634,000	3,524,980

See notes to financial statements

	Par†		Value
HIGH YIELD SECURITIES - 66.1% (continued)
Transportation Infrastructure - 0.4%
Direct ChassisLink, Inc.
10.000%, 06/15/2023 (f)	1,229,000		$1,278,160

Wireless Telecommunication Services - 0.9%
Sprint Corp.
7.875%, 09/15/2023	2,274,000		2,433,180
6.875%, 11/15/2028	732,000		721,020
			3,154,200

TOTAL HIGH YIELD SECURITIES (amortized cost $232,221,717)			231,817,916

	Shares
COMMON STOCKS - 0.9%
Energy Equipment & Services - 0.2%
Proserv Acquisition LLC (b) (c) (d) (e) (g)	114,010		570,913

Hotels, Restaurants & Leisure - 0.5%
Caesars Entertainment Corp. (c) (d) (g)	21,240		182,451
VICI Properties, Inc. (c) (d)	73,140		1,579,093
			1,761,544
Insurance - 0.2%
Towergate SUN NewCo Common Shares A (b) (c) (d) (e) (g)	GBP	8,597	—
Towergate TopCo Common (b) (c) (d) (e) (g)	GBP	540,649	737,013
			737,013
Specialty Retail - 0.0%
Charlotte Russe, Inc. (c) (d) (e) (g)	3,649		—

TOTAL COMMON STOCKS (cost $4,102,618)			3,069,470

PREFERRED STOCKS - 1.3%
Energy Equipment & Services - 0.1%
Proserv Acquisition LLC
N/A (b) (c) (d) (e) (g)	36,249		409,047
Insurance - 1.2%
Towergate SUN NewCo Preference B
N/A (b) (c) (d) (e) (g)	GBP	3,194,971	4,355,387

TOTAL PREFERRED STOCKS (cost $4,970,176)			4,764,434

TOTAL INVESTMENTS (amortized cost $512,449,395) (h) - 144.0%			505,020,894
LIABILITIES EXCEEDING OTHER ASSETS, NET - (44.0)%			(154,420,236)
NET ASSETS - 100.0%			$350,600,658

†	In U.S. Dollars unless otherwise indicated.
EUR	Euro.
GBP	Great British Pound.

See notes to financial statements

TL	Term Loan.
(a)	Variable rate security, the coupon rate shown is the effective rate as of October 31, 2018.
(b)	Non-U.S. security.
(c)

Security considered restricted due to the Adviser’s knowledge of material non-public information. The total value of these securities as of October 31, 2018 was $27,169,993 and represented 7.7% of net assets.

(d)	Security considered illiquid, as defined by the Securities and Exchange Commission. The total value of these securities as of October 31, 2018 was $28,117,948 and represented 8.0% of net assets.
(e)	Value determined using significant unobservable inputs.
(f)

Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold to qualified institutional buyers in transactions exempt from registration. The total value of these securities as of October 31, 2018 was $197,286,326, which represent 56.3% of net assets.

(g)	Non-income producing security.
(h)	All investments are held as collateral for the Fund’s credit facility.
(i)	Represents unfunded loan commitments.

The following table represents the Fund’s investments categorized by country of risk as of October 31, 2018:

Country:	% of Net Assets
United States	129.5%
Cayman Islands	3.8%
United Kingdom	2.9%
Austria	2.7%
Luxembourg	2.5%
Netherlands	1.9%
France	0.4%
Switzerland	0.2%
Canada	0.1%
144.0%
Liabilities Exceeding Other Assets, Net	(44.0)%
100.0%

See notes to financial statements

Statement of Assets and Liabilities

Assets
Investments, at value (amortized cost $512,449,395)	$505,020,894
Cash and cash equivalents	975,805
Receivable for investments sold	4,986,171
Dividends and interest receivable	4,741,930
Total assets	515,724,800

Liabilities
Credit facility	158,040,632
Payable for investments purchased	5,822,530
Accrued investment advisory fees	479,877
Accrued administration fees	26,482
Other accrued expenses	754,621
Total liabilities	165,124,142
Net assets	$350,600,658

Net Assets
Paid-in capital — (unlimited shares authorized — $0.001 par value)	$362,475,070
Accumulated deficit	(11,874,412)
Net assets	$350,600,658
Net asset value, price per share ($350,600,658 ÷ 20,340,315 shares)	$17.24

See notes to financial statements

Statement of Operations

Year Ended
October 31, 2018

Investment income
Interest income	$39,829,237
Term loan income	1,329,291
Dividend income	134,842
Total investment income	41,293,370

Expenses
Investment advisory fees	5,433,148
Credit facility interest expense	3,608,171
Legal fees	462,639
Investor support services fees	364,436
Term loan fees	356,657
Administration fees	148,938
Audit and tax fees	134,676
Trustees’ fees	130,240
Custodian fees	92,844
Shareholder reporting expense	61,228
Transfer agency fees	16,552
Other expenses	277,412
Total expenses	11,086,941

Net investment income	30,206,429
Net realized and unrealized gain (loss) on investments, foreign currency transactions and deferred Trustees’ fees
Net realized gain (loss) on
Investments	11,294,836
Foreign currency transactions	(37,649)
Net realized gain	11,257,187
Net change in unrealized appreciation (depreciation) on
Investments	(12,775,981)
Foreign currency transactions	97,621
Deferred Trustees’ fees	(18,370)
Net change in unrealized depreciation	(12,696,730)
Net realized and unrealized loss on investments, foreign currency transactions and deferred Trustees’ fees	(1,439,543)
Net increase in net assets resulting from operations	$28,766,886

See notes to financial statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
Increase (decrease) in net assets resulting from operations
Net investment income	$30,206,429	$24,226,008
Net realized gain on investments and foreign currency transactions	11,257,187	4,043,921
Net change in unrealized appreciation (depreciation) on investments, foreign currency transactions and deferred Trustees’ fees	(12,696,730)	6,880,561
Net increase in net assets resulting from operations	28,766,886	35,150,490
Distributions to shareholders from
Net dividend and distributions	(30,892,250)	(24,269,652)
Total distributions	(30,892,250)	(24,269,652)
From capital share transactions
Proceeds from rights offering	72,353,344	—
Total capital share transactions	72,353,344	—
Net increase in net assets	70,227,980	10,880,838
Net assets
Beginning of year	$280,372,678	$269,491,840
End of year	$350,600,658	$280,372,678 (1)

(1) Includes accumulated undistributed net investment income of $375,384 at October 31, 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated.

See notes to financial statements

Statement of Cash Flows

Year Ended October 31, 2018

Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$28,766,886
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(385,040,466)
Proceeds from sales of investments	272,237,406
Net amortization (accretion) of premiums/discounts	(2,242,379)
Net change in unrealized depreciation on investments	12,775,981
Net change in unrealized depreciation on foreign currency transactions	(65,158)
Net realized gain on investments	(11,294,836)
Net realized loss on foreign currency transactions	86,926
Changes in assets and liabilities:
Increase in advisory fees payable	110,555
Decrease in Trustees’ fees	(39,241)
Decrease in receivable for investments sold	1,313,536
Decrease in payable for investments purchased	(2,024,732)
Decrease in dividends and interest receivable	260,936
Decrease in prepaid expenses	29,331
Increase in accrued expenses and other liabilities	165,564
Net cash used in operating activities	(84,959,691)

Cash Flows from Financing Activities
Cash distributions paid to shareholders	(30,892,250)
Proceeds from rights offering	72,353,344
Proceeds from credit facility	98,517,367
Payment on borrowing of credit facility	(57,662,698)
Net cash provided by financing activities	82,315,763
Net decrease in cash and cash equivalents	$(2,643,928)

Cash and Cash Equivalents
Beginning Balance	3,619,733
Ending Balance	$975,805

Supplement Disclosure
Cash paid for interest expense	$3,608,171

See notes to financial statements

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2018	2017	2016	2015	2014
Per share operating performance(1)
Net asset value, beginning of period/year	$18.38	$17 .67	$17.11	$18.98	$19.56
Income from operations
Net investment income	1.51	1.59	1.61	1.47	1.48
Net realized and unrealized gain (loss) on investments, foreign currency transactions and deferred Trustees’ fees	(0.07)	0.71	0.45	(1.69)	(0.40)

Total income from operations	1.44	2.30	2.06	(0.22)	1.08
Distributions from
Net investment income	(1.55)	(1.59)	(1.50)	(1.51)	(1.62)
Net realized gains	—	—	—	(0.10)	(0.04)
Return of capital	—	—	—	(0.04)	—
Total distributions	(1.55)	(1.59)	(1.50)	(1.65)	(1.66)
Dilutive effect of rights offering	(1.03)	—	—	—	—
Net Asset Value, end of period/year	$17.24	$18.38	$17.67	$17.11	$18.98
Total return#	2.84%	18.08%	17.10%	(6.50)%	7.95%

Ratios to average net assets
Expenses	3.17%	2.74%	2.68%	2.46%	2.29%
Net investment income	8.63%	8.74%	9.79%	8.23%	7.57%

Supplemental data
Market value/price	$15.77	$16.87	$15.68	$14.82	$17.58
Price premium/(discount)	(8.53)%	(8.22)%	(11.26)%	(13.38)%	(7.38)%
Net assets, end of period/year (000’s)	$350,601	$280,373	$269,492	$261,004	$289,474
Portfolio turnover rate	56.20%	84.06%	82.48%	73.33%	65.35%

(1)         Per share calculations were performed using average shares.

#                 Total return is computed based on New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

See notes to financial statements

Notes to Financial Statements

1.     Organization

KKR Income Opportunities Fund (the “Fund”) was organized on March 17, 2011 as a statutory trust under the laws of the state of Delaware. The Fund is a closed-end registered management investment company. The Fund commenced operations on July 25, 2013. The Fund seeks to generate a high level of current income, with a secondary objective of capital appreciation. The Fund is diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). KKR Credit Advisors (US) LLC serves as the Fund’s investment adviser (the “Adviser”).

2.     Summary of Significant Accounting Policies

Basis of Presentation — The accompanying financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are stated in United States (“U.S.”) dollars. The Fund is an investment company following accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies (“ASC Topic 946”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates.

Valuation of Investments — The Board of Trustees (the “Board”) of the Fund has adopted valuation policies and procedures to ensure investments are valued in a manner consistent with GAAP as required by the 1940 Act. The Board has delegated primary responsibility in ensuring these valuation policies and procedures are followed, including those relating to fair valuation, to the Adviser.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity for disclosure purposes.

Assets and liabilities recorded at fair value on the Statement of Assets and Liabilities are categorized based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels, as defined under GAAP, are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, and are as follows:

Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

The types of assets generally included in this category are common stocks listed in active markets.

Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets, and inputs other than quoted prices that are observable for the asset or liability.

The types of assets and liabilities generally included in this category are high yield securities and certain leveraged loans.

Level 3 — Inputs are unobservable for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.

The types of assets generally included in this category are certain leveraged loans, common stocks not actively traded and preferred stocks not actively traded.

A significant decrease in the volume and level of activity for the asset or liability is an indication that transactions or quoted prices may not be representative of fair value because in such market conditions there may be increased instances of transactions that are not orderly. In those circumstances, further analysis of transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value.

The availability of observable inputs can vary depending on the financial asset or liability and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market, and the current market condition. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the asset. The variability of the observable inputs affected by the factors described above may cause transfers between Levels 1, 2 and/or 3, which the Fund recognizes at the beginning of the period the inputs change.

Many financial assets and liabilities have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the Fund and others are willing to pay for an asset. Ask prices represent the lowest price that the Fund and others are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices, the Fund does not require that fair value always be a predetermined point in the bid- ask range. The Fund’s policy is to allow for mid-market pricing and adjust to the point within the bid-ask range that meets the Fund’s best estimate of fair value.

Depending on the relative liquidity in the markets for certain assets, the Fund may transfer assets to Level 3 if it determines that observable quoted prices, obtained directly or indirectly, are not available.

Valuation Process

The Adviser utilizes a valuation committee (“Valuation Committee”), whose members consist of the Head of Credit-US, Head of Credit-Europe, General Counsel, Chief Financial Officer and certain other employees of the Adviser. The Valuation Committee is responsible for approving pricing sources and procedures and for oversight of the Adviser’s pricing practices, including determining the valuation of investments in circumstances where no external pricing data for an investment is available.

Investments are generally valued based on quotations from third party pricing services, unless such a quotation is unavailable or is determined to be unreliable or inadequately representing the fair value of the particular assets. In that case, valuations are based on either valuation data obtained from one or more other third party pricing sources, including broker dealers selected by the Adviser, or will reflect the Valuation Committee’s good faith determination of fair value based on other factors considered relevant. The valuation process involved in Level 3 measurements for assets and liabilities is completed daily based on the methodology and assumptions that are used in estimating the value of the investment that are approved by the Valuation Committee on at least a monthly basis and is designed to subject the valuation of Level 3 investments to an appropriate level of consistency, oversight, and review. For assets classified as Level 3, the investment professionals of the Adviser are responsible for preliminary valuations based on various factors including their evaluation of financial and operating data, company specific developments, market valuations of comparable companies and model projections discussed above. All valuations are approved by the Valuation Committee.

For the year ended October 31, 2018, there have been no significant changes to the Fund’s fair value methodologies.

Investment Transactions — Investment transactions are accounted for on the trade date, the date the order to buy or sell is executed. Amortization and accretion is calculated using the effective interest method over the holding period of the investment. Realized gains and losses are calculated on the specific identified cost basis.

Cash and Cash Equivalents — Cash and cash equivalents includes cash on hand, cash held in banks and highly liquid investments with original maturities of three or fewer months. Cash equivalents consist solely of money market funds with financial institutions. As of October 31, 2018, the Fund was invested in the Morgan Stanley Institutional Liquidity Government Portfolio - Institutional Class.

Foreign Currency Transactions — The books and records of the Fund are maintained in U.S. Dollars. All investments denominated in foreign currency are converted to the U.S. dollar using prevailing exchange rates at the end of the reporting period. Income, expenses, gains and losses on investments denominated in foreign currency are converted to the U.S. dollar using the prevailing exchange rates on the dates when the transactions occurred.

The Fund bifurcates that portion of the results of operations resulting from changes in foreign exchange rates on investments and interest from the fluctuations arising from changes in market prices of securities held.

Distributions to Shareholders — Distributions are declared and paid monthly and distributable net realized capital gains, if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Term Loan Income — Term Loan Income consists of transaction fees including, but not limited to, delayed compensation, assignment, transfer, administration and amendment fees. Fee and other income is recorded when earned.

Income Taxes — The Fund has elected to be treated and has qualified, and intends to continue to qualify in each taxable year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and in conformity with the Regulated Investment Company Modernization Act of 2010. The Fund will not be subject to federal income tax to the extent the Fund satisfies the requirements under Section 851 of the Internal Revenue Code, including distributing all of its gross investment company taxable income and capital gains to its shareholders based on the Fund’s fiscal year end of October 31.

To avoid imposition of a 4% excise tax on undistributed income applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions for the open tax years (2015-2017). However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities, on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of October 31, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2018, the Fund did not incur any interest or penalties.

Recent Accounting Pronouncements — In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820) - Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement, which is designed to improve the effectiveness of disclosures by removing, modifying and adding disclosures related to fair value measurements. ASU No. 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. The ASU allows for early adoption in any interim period after issuance of the update. The Fund is currently assessing the impact this ASU will have on its financial statements.

3.     Risk Considerations

The Fund invests mainly in leveraged loans, high yield securities, common stocks not actively traded and preferred stocks. These investments may involve certain risks, including, but not limited to, those described below:

Market Discount Risk — The price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value, which may increase the risk of loss.

Leverage Risk — Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value and market price of the Fund’s shares and the Fund’s investment return will likely be more volatile.

Market Risk — Bond markets rise and fall daily. As with any investment with performance tied to these markets, the value of an investment in the Fund will fluctuate, which means that shareholders could lose money.

Interest Rate Risk — Interest rates will rise and fall over time. During periods when interest rates are low, the Fund’s yield and total return also may be low. Changes in interest rates also may affect the Fund’s share price and a sharp rise in interest rates could cause the Fund’s share price to fall. The longer the Fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk — The Fund is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money or underperform. The Fund could lose money if the issuer or guarantor of an investment fails to make timely principal or interest payments or otherwise honor its obligations. The Fund will be subject to credit risk with respect to the counterparties of derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments entered into directly by the Fund.

Liquidity Risk — A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

Prepayment and Extension Risk — The Fund’s investments are subject to the risk that the investments may be paid off earlier or later than expected. Either situation could cause the Fund to hold investments paying lower than market rates of interest, which could hurt the Fund’s yield or share price.

High Yield Risk — High yield securities and unrated securities of similar credit quality (sometimes called junk bonds) that the Fund may invest in are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Foreign Investment Risk — The Fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates (the currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, the U.S. dollar will decline in value relative to the currency being hedged) or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

Issuer Risk — The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

4.     Agreements

Investment Advisory Agreement — The Adviser provides day-to-day portfolio management services to the Fund and has discretion to purchase and sell investments in accordance with the Fund’s objectives, policies, and restrictions. For the services it provides to the Fund, the Adviser receives an annual fee, payable monthly by the Fund, in an amount equal to 1.10% of the Fund’s average daily Managed Assets (the “Investment Advisory Fee”). “Managed Assets” is defined as the total assets of the Fund (including any assets attributable to any borrowings (except borrowings solely for short-term cash management purposes), reverse repurchase agreements, dollar rolls, any issuance of preferred shares or notes, and including any assets in respect of shares that will be repurchased as of the end of the month) minus the sum of the Fund’s accrued liabilities (other than any borrowings).

During periods when the Fund is using leverage, the Investment Advisory Fee paid to the Adviser will be higher than if the Fund did not use leverage because the Investment Advisory Fee paid is calculated based on the Fund’s Managed Assets, which includes the assets purchased through leverage.

During the year ended October 31, 2018, the Adviser earned an Investment Advisory Fee of $5,433,148.

Administrator, Custodian and Transfer Agent - U.S. Bancorp Fund Services, LLC (“Fund Services” or “Administrator”), doing business as U.S. Bank Global Fund Services, serves as the Fund’s Administrator pursuant to an administration agreement under which the Administrator provides administrative and accounting services.

U.S. Bank N.A. (the “Custodian”) serves as the Fund’s custodian pursuant to a custody agreement. The Custodian is an affiliate of Fund Services.

Fund Services serves as the Fund’s transfer agent pursuant to a transfer agency agreement.

Investor Support Services Agreement — Prior to July 31, 2018, the Fund retained Four Wood Capital Partners LLC to provide investor support services in connection with the on-going operation of the Fund. Such services included providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries and communicating with the New York Stock Exchange (“NYSE”) specialist for the Fund’s common shares, and with the closed-end fund analyst community regarding the Fund on a regular basis. The Investor Support Services Agreement with Four Wood Capital Partners LLC ended on July 31, 2018.

Deferred Trustees’ Compensation — The Fund has a Deferred Trustees’ Compensation plan (the “Plan”) that allows the Independent Trustees to defer compensation to a future payment period. The compensation is invested in shares of the Fund. The value of a participating Independent Trustee’s deferral account is based on the shares of deferred amounts as designated by the participating Independent Trustees. Changes in the value of the Independent Trustees’ deferral account are included in the Statement of Operations. The accrued obligations under the Plan, including unrealized appreciation/(depreciation), are included on the Statement of Assets and Liabilities.

Other — Certain officers of the Fund are also officers of the Adviser. Such officers are paid no fees by the Fund for serving as officers of the Fund.

5.     Fair Value

The following table presents information about the Fund’s assets measured on a recurring basis as of October 31, 2018, and indicates the fair value hierarchy of the inputs utilized by the Fund to determine such fair value:

	Level 1	Level 2	Level 3	Total
Investments in securities
High Yield securities	$—	$231,817,916	$—	$231,817,916
Leveraged loans	—	263,859,251	1,509,823	265,369,074
Common stocks	1,761,544	—	1,307,926	3,069,470
Preferred stocks	—	—	4,764,434	4,764,434
Cash equivalents	415,316	—	—	415,316
Total investments in securities and cash equivalents	$2,176,860	$495,677,167	$7,582,183	$505,436,210

The following are the details of the restricted securities held by the Fund:

					% of
		Acquisition	Amortized		Net
Issuer(1)	Par/Shares	date(s)	Cost	Value	Assets
Caesars Entertainment Corp. Common Stock	21,240	07/30/2018	$238,118	$182,451	0.1%
Charlotte Russe, Inc. Common Stock	3,649	02/02/2018	—	—	—%
Charlotte Russe, Inc., TL 1L 12/17	1,523,839	02/02/2018	2,092,266	1,158,879	0.3%
Proserv Acquisition LLC, Common Stock	114,010	05/08/2018	1,585,844	570,913	0 .2%
Proserv Acquisition LLC, Preferred Stock	36,249	05/08/2018	233,307	409,047	0 .1%
Savers, Inc., TL 1L C 07/12	8,878,764	03/08/2016- 07/13/2017	8,673,750	8,638,771	2.5%
Steinhoff, 01/30/2021	6,500,000	03/22/2018- 10/08/2018	7,009,285	6,507,164	1.8%
Steinhoff, 08/11/2022	3,100,000	07/25/2018	3,395,417	3,031,275	0.9%
Towergate SUN NewCo Common Shares A	8,597	04/02/2015	15	—	—%
Towergate SUN NewCo Preference B	3,194,971	04/02/2015	4,736,870	4,355,387	1 .2%
Towergate TopCo Common	540,649	04/02/2015	815,841	737,013	0 .2%
VICI Properties, Inc. Common Stock	73,140	02/01/2018	1,462,800	1,579,093	0.4%

(1) Refer to the Schedule of Investments for more details on securities listed.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

	Leveraged Loans	Common Stocks	Preferred Stocks
Balance at October 31, 2017	$1,540,274	$875,730	$4,828,971
Purchases	320,065	—	233,307
Sales and Paydowns	(661,335)	(81,332)	—
Transfer in and/or out of Level 3(1)	—	—	—
Settlements	564,691	1,585,844	—
Net change in appreciation/(depreciation)	4,910,149	(1,123,791)	5,385,567
Net realized gain/(loss)	(5,164,021)	51,475	(5,683,411)
Balance as of October 31, 2018	$1,509,823	$1,307,926	$4,764,434

Net change in appreciation/(depreciation) on investments held at October 31, 2018	$(922,619)	$(1,095,070)	$(297,844)

(1) The Fund’s policy is to recognize transfers into and out of Level 3 at the beginning of each period.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of October 31, 2018:

	Fair Value			Range
Financial	As of	Valuation	Unobservable	(Weighted
Asset	October 31, 2018	Technique(1)	Inputs((2)	Average)(3)
Leveraged Loans	$1,509,823	Market Comparables	LTM EBITDA Multiple	3.6x (3.6x)
			Fwd EBITDA Multiple	4.3x (4.3x)
		Liquidation Analysis	EBITDA Multiple	5.6x (5.6x)

Common Stocks	$1,307,926	Market Comparables	LTM EBITDA Multiple	0.9x - 3.0x (2.1x)
			Fwd EBITDA Multiple	5.8X (5.8X)
			Illiquidity Discount	10%-15% (12%)
		Discounted Cash Flows	Weighted average cost of capital	17% (17%)

Preferred Stocks	$4,764,434	Market Comparables	LTM EBITDA Multiple	0.9x - 3.0x (2.8x)
			Fwd EBITDA Multiple	5.8X (5.8X)
			Illiquidity Discount	10% (10%)
		Discounted Cash Flows	Weighted average cost of capital	17% (17%)

(1)         For the assets that have more than one valuation technique, the Fund may rely on the techniques individually or in aggregate based on a weight ascribed to each one ranging from 0-100%. When determining the weighting ascribed to each valuation methodology, the Fund considers, among other factors, the availability of direct market comparables, the applicability of a discounted cash flow analysis and the expected hold period and manner of realization for the investment. These factors can result in different weightings among the investments and in certain instances, may result in up to a 100% weighting to a single methodology.

(2)         The significant unobservable inputs used in the fair value measurement of the Fund’s assets and liabilities may include the last twelve months (“LTM”) EBITDA multiple, weighted average cost of capital, discount margin, probability of default, loss severity and constant prepayment rate. In determining certain of these inputs, management evaluates a variety of factors including economic, industry and market trends and developments, market valuations of comparable companies, and company specific developments including potential exit strategies and realization opportunities. Significant increases or decreases in any of these inputs in isolation could result in significantly lower or higher fair value measurement.

(3)         Weighted average amounts are based on the estimated fair values.

6.     Shares of Beneficial Interest

The Fund issued to its stockholders of record as of the close of business on October 19, 2017, transferable rights to subscribe for up to an aggregate of 5,085,079 common shares of the Fund at a rate of one common share for every three rights held. The subscription price pursuant to the offering was $14.87 and the issue was fully subscribed. Total offering costs incurred was $594,816. An additional $2,842,137 of brokerage and dealer-management commissions were charged directly against the proceeds of the rights offering. The Fund increased its common shares outstanding by 5,085,079 and net capital by $72,353,344 during November 2017.

7.     Investment Transactions

The cost of investments purchased and the proceeds from the sale of investments, other than short-term investments, for the year ended October 31, 2018 were as follows:

Purchases	$382,221,104
Sales	$272,178,951

There were no purchases or sales of U.S. Government securities.

8.     Commitments and Contingencies

The Fund may enter into certain credit agreements, of which all or a portion may be unfunded. These commitments are disclosed in the accompanying Schedule of Investments. The Fund will maintain sufficient liquidity to fund these commitments at the borrower’s discretion..

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Fund. However, based on experience, management expects the risk of loss to be remote.

9.     Federal Income Taxes

The timing and characterization of certain income, capital gains, and return of capital distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net investment income/loss or accumulated net realized gain/loss, as appropriate, in the period in which the differences arise.

As of October 31, 2018, the following permanent differences have been reclassified (to)/from the following accounts:

Undistributed Net	Accumulated
Investment	Net Realized
Income	Loss	Paid-in Capital
$(37,649)	$37,649	$—

These reclassifications have no effect on net assets or net assets per share and are related to foreign currency.

The tax character of distributions declared for the year ended October 31, 2018 and the fiscal year ended October 31, 2017, were as follows:

	Ordinary
	Income	Total
October 31, 2018*	$30,892,250	$30,892,250
October 31, 2017	$24,269,652	$24,269,652

* The final tax character of any distribution declared in 2018 will be determined in January 2019 and reported to shareholders on IRS Form 1099-Div in accordance with federal income tax regulations.

As of October 31, 2018, the components of accumulated losses on a tax basis for the Fund are as follows:

Undistributed	Net	Other	Total
Ordinary	Unrealized	Temporary	Accumulated
Income	Depreciation	Differences	Losses
$89,924	$(6,069,165)	$(5,895,171)	$(11,874,412)

Net capital losses earned may be carried forward indefinitely and must retain the character of the original loss. At October 31, 2018, the Fund had non-expiring capital loss carry-forwards of $5,452,540.

As of October 31, 2018, the total cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Fund are as follows:

	Aggregate	Aggregate
	Gross	Gross	Net Unrealized
Federal Tax	Unrealized	Unrealized	Appreciation/
Cost	Appreciation	Depreciation	(Depreciation)
$512,452,186	$9,954,767	$(16,023,932)	$(6,069,165)

10.  Credit Facility

In July 2013, the Fund entered into a $145.0 million credit agreement that was increased to $160.0 million on December 8, 2017 (the “Maximum Facility Amount”) with The Bank of Nova Scotia and amended in July 2018 with a new termination date of July 22, 2019 (the “Credit Facility”). The Credit Facility bears an unused commitment fee on the unused portion of the credit facility (the “Unused Facility Amount”) equal to (a) 0.15% on the total Unused Facility Amount if the Unused Facility Amount is lower or equal to 75% of the Maximum Facility Amount or (b) 0.25% on the total Unused Facility Amount if the Unused Facility Amount is in excess of 75% of the Maximum Facility Amount. The per annum rate of interest for borrowing under the Credit Facility is equal to (a) London Interbank Offered Rate (“LIBOR”) plus 0.725% per annum or (b) the greatest of (i) the Prime Rate, (ii) the Federal Funds rate plus 0.50% per annum, or (iii) the Eurodollar rate plus 1.00% per annum.

As of October 31, 2018, there were the USD equivalent of $158,040,632 of borrowings outstanding under the Credit Facility and the Fund is in compliance with the terms of the Credit Facility. During the year ended October 31, 2018, the Fund had an average amount of borrowing of $143,262,506 at an average interest rate of 2.59%.

11.  Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund evaluated subsequent events through the date the financial statements were issued and determined the below additional disclosures was necessary.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of KKR Income Opportunities Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of KKR Income Opportunities Fund (the “Fund”), including the schedule of investments, as of October 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

San Francisco, CA

December 18, 2018

We have served as the auditor of KKR Income Opportunities Fund since 2013.

Trustees and Officers of KKR Income Opportunities Fund

					Other
				Number of	Directorships
				Portfolios	Held by
	Position(s)	Term of		in Fund	Trustee
	Held	Office and		Complex	During the
Name, Age and	with the	Length of	Principal Occupation(s) During Past Five	Overseen	Last Five
Address	Fund	Service	Years and Other Relevant Experience	by Trustee	Years
Interested Trustees(1)

Suzanne Donohoe (47) KKR Credit Advisors (US) LLC 555 California Street 50th Floor San Francisco, CA 94104	President	Since July 2013	Global head of KKR’s Client and Partner Group and Member of KKR (Since 2009); Head of Goldman Sachs Asset Management International (2008-2009); Head of Goldman Sachs Asset Management client business in North America (2006-2008).	1	None.

Independent Trustees(1)

Tobin V. Levy (74) KKR Credit Advisors (US) LLC 555 California Street 50th Floor San Francisco, CA 94104	Trustee	Since July 2013	Executive Vice President & Chief Financial Officer, Local Initiatives Support Corporation (non-profit support and resources) (2011-2014); Managing Director and Chief Financial Officer of Hedge Fund Strategies Group, Goldman Sachs (financial services firm) (1995 - 2008).	1	None.

Jeffrey L. Zlot (47) KKR Credit Advisors (US) LLC 555 California Street 50th Floor San Francisco, CA 94104	Trustee	Since July 2013	Managing Director, Tiedemann Wealth Management (formerly, The Presidio Group LLC) (investment consultant and investment banking) (since 1997).	1	None.

Michael E. Cahill (67) KKR Credit Advisors (US) LLC 555 California Street 50th Floor San Francisco, CA 94104	Trustee	Since July 2013	Executive Vice President (2008-2013) and Managing Director and General Counsel (1991-2013), The TCW Group, Inc. and Trust Company of the West (financial services firm).	1	None.

(1) “Independent Trustees” are those trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, and “Interested Trustees” are those trustees who are interested persons of the Fund. Ms. Donohoe is an Interested Trustee because she is a Member of KKR, the parent company.

Principal Occupation(s) During
	Position(s) Held	Term of Office and	Past Five Years and Other
Name and Age	with Fund	Length of Service	Relevant Experience
Principal Officers who are not Trustees

Thomas Murphy (51)	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since June 2017

Chief Accounting Officer, KKR Financial Holdings LLC (2009- present); Chief Financial Officer and Treasurer, KKR Financial Holdings LLC (2015-present); Chief Financial Officer, Corporate Capital Trust, Inc. (2017-present).

Annette O’Donnell-Butner (50)	Chief Compliance Officer	Since October 2018

Managing Director and Chief Compliance Officer, KKR Credit Advisors (US) LLC (2009-present); Chief Compliance Officer, Corporate Capital Trust, Inc. (2017-present); Senior Vice President and Deputy Director of Compliance for the Private Investment Management division of Lehman Brothers Holdings Inc./Barclays PLC (2001-2009).

Philip Davidson (35)	Secretary and Vice President	Since October 2018	Director, KKR Credit Advisors (US) LLC (2011-present); General Counsel and Secretary, Corporate Capital Trust, Inc. (2017-present); Assistant Secretary, KKR Financial Holdings LLC (2011-2014).

Dividend Reinvestment Plan (Unaudited)

Pursuant to the Dividend Reinvestment Plan (the “DRIP”), income dividends and/or capital gain distributions to Common Shareholders will automatically be reinvested in additional Common Shares of the Fund by the Plan Administrator. A Common Shareholder may terminate participation in the DRIP at any time by notifying the DRIP Administrator before the record date of the next distribution through the Internet, by telephone or in writing.

1.              The Plan Administrator will open an account for each holder of Common Shares under the Plan in the same name in which such holder of Common Shares is registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and Participants will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the Participants’ accounts, depending upon the circumstances described below, either through (i) receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere.

2.              If, on the payment date for any Dividend, the closing market price plus estimated per share fees (which include any brokerage commissions the Plan Administrator is required to pay) is equal to or greater than the net asset value (“NAV”) per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the Participants. The number of Newly Issued Common Shares to be credited to each Participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus per share fees, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the Participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

3.              The Plan Administrator maintains all Participants’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Participants for tax records. Common Shares in the account of each Participant will be held by the Plan Administrator on behalf of the Participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to Participants and vote proxies for Common Shares held under the Plan in accordance with the instructions of the Participants.

4.              In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

5.              There will be no charges with respect to Common Shares issued directly by the Fund. However, each Participant will pay a per Common Share fee incurred in connection with Open Market Purchases. The automatic reinvestment of Dividends will not relieve Participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividend. Participants that request a sale of Common Shares through the Plan Administrator will be subject to a sales fee for Common Share sold. All per Common Share fees include any applicable brokerage commissions the Plan Administrator is required to pay.

6.              The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to Participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the Participants.

7.              All correspondence or questions concerning the Plan should be directed to the Plan Administrator, U.S. Bancorp Fund Services, LLC, in writing to 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Additional Information

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended October 31, 2018, certain dividends paid by the Fund may be subject to a maximum rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for corporate dividends received deduction for the fiscal year ended October 31, 2018 was 0.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for fiscal year ended October 31, 2018 was 0.00%.

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871 (k)(1)(C) for fiscal year ended October 31, 2018 was 95.40%.

Pursuant to Section 853 of the Internal Revenue Code, the Fund did not designate any amounts as foreign taxes paid for the fiscal year ended October 31, 2018. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Approval of Investment Advisory Agreement

Background

At a meeting of the Board of KKR Income Opportunities Fund (the “Fund”) held on June 21, 2018 (the “Meeting”), the members of the Board, including the Trustees who are not “interested persons” of the Fund (the “Independent Trustees”), as defined in the Investment Company Act of 1940, as amended, considered and unanimously approved the continuance of the investment advisory agreement (the “Investment Advisory Agreement”) between KKR Credit Advisors (US) LLC (the “Adviser”) and the Fund.

Prior to the Meeting, the Independent Trustees received a memorandum from their independent legal counsel concerning the duties and responsibilities of board members in considering approval of the Investment Advisory Agreement. The Board had also received and considered materials it deemed reasonably necessary for its review of the Investment Advisory Agreement, including materials prepared by the Adviser and reports prepared by the Adviser and a third party service provider comparing fee, expense and performance information to a collection of registered closed-end funds believed by the Adviser to have comparable investment objectives and strategies as well as to a peer group of registered closed-end funds in the most similar Morningstar categories (collectively, the “Peer Funds”).

The Independent Trustees discussed with management and separately with their independent legal counsel the materials provided by management prior to the scheduled board meeting.

In its consideration of the approval of the Investment Advisory Agreement, the Board considered various factors, including the following:

Nature, Extent and Quality of Services

In considering the nature, extent and quality of services provided by the Adviser, the Board relied on their ongoing experience as Trustees of the Fund as well as on the materials provided at and prior to the Meeting. The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the Investment Advisory Agreement, including portfolio management, investment research and overseeing portfolio transactions. It was further noted that the Adviser coordinates and oversees the provision of services provided to the Fund by other service providers.

The Board reviewed and considered the qualifications, background and experience of the investment team and other key personnel of the Adviser who provide advisory and non-advisory services to the Fund. The Board also considered the resources, operations and practices of the Adviser both generally and in managing the Fund’s portfolio, noting that the Adviser’s assets under management have increased and the Adviser has hired additional investment professionals. The Board noted the Adviser’s extensive experience in managing portfolios of loans and fixed income securities, knowledge of loan and fixed income markets, and analytical and risk management capabilities. The Board determined that the nature and extent of services provided by the Adviser to the Fund were appropriate and that the Fund should continue to benefit from the nature, extent and quality of these services as a result of the Adviser’s experience, personnel, operations and resources.

Performance, Fees and Expenses of the Fund

The Board considered the performance of the Fund for the one-year, three-year and since inception periods (as of December 31, 2017) under the management of the Adviser on an absolute basis and in comparison to the Peer Funds. The Board also considered the Adviser’s rationale for including certain funds among the Peer Funds for purposes of comparison, as well as the reasons why the Adviser believes that the Fund’s particular Morningstar category generates an imprecise comparison. The Adviser also discussed with the Board the key contributors and detractors to the Fund’s performance during the period and the Fund’s performance following the recent rights offering, which expired on November 17, 2017.

The Board then discussed with the Adviser the Fund’s fees and expenses relative to the Peer Funds and other accounts advised by the Adviser. The Board noted that the Fund’s advisory fee is generally comparable to the fees charged by the Adviser or its affiliates to other clients for which it provides comparable services or uses overlapping portfolio management team members. The Board further noted that although the Fund’s advisory fee was higher than the median of the Peer Funds in its Morningstar category, the Fund’s fee was generally in line with the advisory fees charged by comparable closed-end funds that employ a complex investment strategy with similar investment characteristics as the Fund. The Board also took into account the impact of leverage on the advisory fee paid by the Fund. In addition to the advisory fee, the Board also reviewed the Fund’s total expense ratio. Following its review, in light of the extent and high quality of services that the Fund receives, the Board determined that the Fund’s performance under the management of the Adviser was satisfactory and that the Fund’s fees and expenses were reasonable.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how it relates to the structure of the Fund’s advisory fee schedule, which does not include breakpoints. The Board considered that the Fund is a closed-end fund and thus not expected to have regular inflows of capital and that growth would only be achieved through market appreciation or new issuances, such as the recent rights offering and any future offerings.

Profitability of the Adviser and Affiliates

The Board considered the profitability to the Adviser of its relationship with the Fund. The Board had been provided information concerning costs incurred and profits realized by the Adviser under the Investment Advisory Agreement. The Adviser discussed its cost allocation methodology and the reasons why the Adviser believed it to be reasonable. The Board also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Investment Advisory Agreement. After discussion and analysis, the Board concluded that the profitability was in no case such as to render the advisory fee excessive.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund. Based on information provided by and discussions with the Adviser, the Board concluded that these benefits did not appear to be material at the present time.

Resources of the Adviser and Relationship with the Fund

The Board considered the financial circumstances of the Adviser and whether the Adviser has the resources necessary to perform its obligations under the Investment Advisory Agreement. The Board noted that the Adviser’s assets under management have increased as a result of the joint venture with FS Investments that combined their respective private credit business development company platforms, as well as through new capital raised in other strategies. The Board also reviewed and considered the relationship between the Fund and the Adviser, including the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Investment Advisory Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that the advisory fee was reasonable in light of the services provided by the Adviser and it would be in the best interests of the Fund and its shareholders to approve renewal of the Investment Advisory Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Trustees and their counsel present. Individual Board members may have ascribed different weights to these factors in their individual considerations in reaching their unanimous decision to re-approve the Investment Advisory Agreement.

Privacy Notice

Protection and Security of Your Personal Information

Kohlberg Kravis Roberts & Co. L.P. (“KKR”) respects our investors’ right to privacy. All financial companies choose how they share personal information. Consumers have the right under U.S. federal law to limit some, but not all, sharing of personal information. U.S. federal law also requires us to inform you how we collect, share and protect your personal information. Investors may also have additional limiting rights under their respective State’s law. This notice is provided by KKR, its affiliates, and funds (“KKR”, “we”, or “us”). Please read this notice carefully to understand what we do, and call us at (212) 750-8300 if you have any questions.

The Personal Information We Collect and How We Collect It

We collect the following types of personal information about individuals who are our investors:

•                  Information we receive from investors in subscription agreements, questionnaires and in other forms, such as name, address, account information, social security number, the types and amounts of investments, statements of net worth, telephone number, and other contact information;

•                  Information we receive from investors, affiliates and other companies about investors’ transactions with us, our affiliates, or other financial institutions with which we have relationships; and

•                  Information we receive from third parties such as demographic information and information collected to comply with law and regulation.

When you are no longer an investor with us, we continue to share your information as described in this notice.

How and Why We Share Personal Information

This section lists reasons why financial companies can share their customers’ personal information. With respect to each reason, we explain whether KKR chooses to share for this reason and, if we do share, whether you can limit this sharing.

•      For everyday business purposes: KKR shares personal information for everyday business purposes, such as to

•      process your transactions;

•      provide financial products or services to you;

•      maintain your investment(s);

•      secure business services, including printing, mailing, and processing or analyzing data;

•      secure professional services, including accounting and legal services; or

•      respond to court orders and legal investigations.

You cannot limit sharing by KKR for everyday business purposes.

•                  For our marketing purposes: KKR shares personal information for our marketing purposes so that we can offer products and services to you. You cannot limit sharing by KKR for this reason.

•                  For joint marketing with other financial companies: KKR does not share personal information for joint marketing with other financial companies.

•                  For use by affiliates in providing products and services to you: KKR shares personal information for our affiliates’ use in providing you with products and services that meet your financial services needs. You cannot limit sharing by KKR for this reason.

•                  For the everyday business purposes of affiliates: KKR does not share personal information, including information about your credit worthiness, with our affiliates for their everyday business purposes.

•                  For use by affiliates to market to you: KKR does not share personal information with affiliates so that they can market to you.

•                  For use by non-affiliates to market to you: KKR does not share personal information with non-affiliates so that they can market to you.

U.S. Federal law gives you the right to limit sharing of your personal information only for use (i) by affiliates everyday business purposes (information about your creditworthiness), (ii) by affiliates to market to you, and (iii) by non-affiliates to market to you. U.S. State laws and individual companies may give you additional rights to limit sharing.

How We Protect Your Personal Information

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Definitions

Affiliates: Companies related by common ownership or control. They can be financial and nonfinancial companies. KKR does not share with our affiliates, except to provide you products and services that meet your financial needs.

Non-affiliates: Companies not related by common ownership or control. They can be financial and nonfinancial companies. KKR does not share with non-affiliates so they can market to you.

Joint Marketing: A formal agreement between nonaffiliated financial companies that together market financial products and services to you. KKR does not jointly market.

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Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.

(a)(2) Tobin V. Levy is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Deloitte & Touche LLP billed the Fund aggregate fees for services rendered to the Fund for the fiscal years as follows:

	FYE 10/31/2018	FYE 10/31/2017
(a)Audit Fees	$57,000	$55,000
(b)Audit-Related Fees	N/A	$32,000
(c)Tax Fees	$10,000	$10,000
(d)All Other Fees	N/A	N/A

(e)(1) The Audit Committee pre-approves, to the extent required by applicable regulations (including paragraph (c)(7) of Rule 2-01 of Regulation S-X), (i) all audit and permitted non-audit services rendered by the independent accountants to the registrant and (ii) all non-audit services rendered by the independent accountants to the registrant’s investment adviser and to certain affiliates of the investment adviser.

(e)(2) The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2018	FYE 10/31/2017
Audit-Related Fees	N/A	N/A
Tax Fees	0%	0%
All Other Fees	N/A	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by Deloitte & Touche LLP for the fiscal periods were $10,000 and $10,000, respectively.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. This standing audit committee is comprised of Mr. Tobin V. Levy, Mr. Jeffrey L. Zlot and Mr. Michael E. Cahill.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s proxy voting and corporate actions policy and procedures are as follows:

PROXY VOTING POLICY AND PROCEDURES

A.                                    General

KKR Credit Advisors (US) LLC (the “Adviser”) provides investment advisory services to its Client, and invests the assets of these Clients in securities issued by public and private issuers. The Adviser has authority to vote proxies relating to such securities on behalf of its Clients. The Securities and Exchange Commission (the “SEC”) has adopted Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Under this rule, registered investment advisers that exercise voting authority over securities held in client portfolios are required to implement proxy voting policies and describe those policies to their clients.

This policy is designed to ensure that all proxies are voted in the best interest of the Adviser’s Clients, to provide disclosure of the Adviser’s proxy voting records and to ensure that certain documentation is retained.

B.                                    Proxy Voting Procedures

To assist it in its proxy-voting responsibilities, the Adviser currently subscribes to proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”). ISS provides the Adviser with its independent analysis and recommendation with respect to generally all proxy proposals that the Adviser votes on behalf of its clients, with respect to both U.S. and non-U.S. securities of publicly traded companies.

The Adviser will have the responsibility of voting proxies that it receives on behalf of its Clients. The Adviser has engaged ISS to assist with its proxy voting, however, the Adviser retains ultimate voting discretion with respect to its Clients. The Adviser may depart from an ISS recommendation in order to avoid voting decisions believed to be contrary to the best interests of its Clients. In each instance where the Adviser votes contrary to the ISS recommendation, The Adviser’s Legal/Compliance, in conjunction with the Adviser’s investment analyst who provides coverage for the relevant issuer, will document the basis for its contrary voting decision.

In addition, the Adviser may choose not to vote proxies in certain situations, such as where the Adviser has deemed the cost of voting would exceed any anticipated benefit to the Adviser’s Clients or where a proxy is received by the Adviser for a security it no longer manages on behalf of its Clients. The Adviser’s Legal/Compliance, in conjunction with the Adviser’s investment analyst who provides coverage for the relevant issuer, will document the basis for the Adviser’s decision not to vote.

C.                                    Conflicts of Interest

The Adviser may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. The Adviser, its affiliates and/or its employees may also occasionally have business or personal relationships with the proponents of proxy proposals, participants in proxy contests, corporate directors and officers or candidates for directorships.

If at any time, the Adviser becomes aware of an existing or potential conflict of interest relating to a particular proxy proposal, the Adviser’s Conflicts Committee (“Conflicts Committee”), or its designee, must be notified. Provided the Conflicts Committee has determined that a conflict or potential for a conflict exists, the proxy must be voted in alignment with the recommendation set forth by ISS. Appropriate documentation will be maintained by the Conflicts Committee.

D.                                    Proxy Voting Records

In accordance with Rule 204-2 of the Advisers Act, the Adviser will maintain the following records in connection with the Adviser’s proxy voting policies and procedures:

•                                          a copy of the proxy voting policies and procedures;

•                                          a copy of all proxy statements received regarding securities of its Clients;

•                                          a record of each vote the Adviser casts on behalf of Firm Clients;

•                                          records of the Adviser’s Client requests for proxy voting information, including a copy of each written request for information on how the Adviser voted proxies on behalf of the Client, and a copy of any written response by the Adviser to any Client request for information on how the Adviser voted proxies on its behalf; and

•                                          any documentation prepared by the Adviser that was material to making a decision on how to vote, or that memorialized the basis for the voting decision.

The foregoing records will be maintained and preserved in accordance with the Adviser’s Maintenance of Books and Records Policy.

E.                                    Disclosure

The Adviser discloses in its Form ADV Part 2A that Clients and Investors may contact the Adviser in order to obtain information on how the Adviser voted Client proxies and to request a copy of the Proxy Voting Policies and Procedures. Any such request will be forwarded to the Adviser’s Legal/Compliance. Questions relating to proxy voting should be directed to the Adviser’s CCO, or designee.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information presented is as of October 31, 2018

(a)(1) Investment Team

The Fund is positioned, under the management of the Adviser, to take advantage of the full resources of KKR & Co. Inc.’s (together with its affiliates, “KKR”) global network. With more than 240 employees in its business, including approximately 105 dedicated investment professionals, located in San Francisco, New York, Orlando, London, Dublin, Madrid, Hong Kong, Mumbai, Singapore and Sydney, the Adviser’s investment teams seek to leverage KKR’s private equity experience and extensive industry relationships in making strong investment choices on behalf of its clients. The investment professional of the Adviser, who has primary responsibility for day-to-day management and oversight of the Fund is Christopher A. Sheldon. Additionally, the US Leveraged Credit Investment Committee that exercises oversight over, and provides insight to, the investment activities of the Fund is comprised of:

Christopher A. Sheldon, joined KKR in 2004, and is a Member of KKR. Mr. Sheldon serves as the Head of Leveraged Credit. Mr. Sheldon is a Portfolio Manager for the Adviser’s Leveraged Credit and Private Credit funds and portfolios. Mr. Sheldon is a member of the Adviser’s US Leveraged Credit Investment Committee, Global Private Credit Investment Committee and the Adviser’s Portfolio Management Committee. Prior to joining KKR, Mr. Sheldon was a vice president and senior investment analyst with Wells Fargo’s high yield securities group. Previously, Mr. Sheldon worked at Young & Rubicam Advertising and SFM Media Corporation in their media-planning departments. Mr. Sheldon holds a B.A. from Denison University.

Jeremiah S. Lane, joined KKR in 2005, and is a Member of KKR.  Mr. Lane is a Portfolio Manager for the Adviser’s Leveraged Credit funds and portfolios. Mr. Lane is a member of the Adviser’s US Leveraged Investment Committee, as well as a member of the Adviser’s Portfolio Management Committee. Prior to joining KKR, Mr. Lane worked as an associate in the investment banking/technology, media and telecom group at J.P. Morgan Chase.  Mr. Lane holds an A.B. with honors in History from Harvard University.

John M. Reed, joined KKR in 2008 and is a Member of KKR. Mr. Reed serves as the Head of Credit Trading and is a member of the Adviser’s US Leveraged Credit Investment Committee, Special Situations Investment Committee for Public Markets and the Adviser’s Portfolio Management Committee. Mr. Reed is also a member of the Adviser’s Trade Review Committee and Valuation Committee.  Prior to joining KKR, Mr. Reed was a Director at Bear Stearns & Co. in its institutional fixed income department.  Previously, he was an analyst at BNY Capital Markets in the syndicated loan, private placement and high yield groups, and also worked in the Asset Strategies Group and The Office of Management & Budget of New York City.  Mr. Reed received a B.A. in Business Administration and Psychology from the University of South Carolina and a Global Professional M.B.A. from the Fordham University School of Business Administration.

(a)(2) Other Accounts Managed by the Portfolio Managers

The portfolio manager primarily responsible for the day-to-day management of the Fund also manages other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of October 31, 2018: (i) the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager; and (ii) the total assets under management (“AUM”) of such companies, vehicles and accounts, and the number and total AUM of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Christopher A. Sheldon

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	1	$508,641,290	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies	10	$21,862,900,000	10	$19,582,300,000
Other Accounts	37	$20,243,000,000	8	$1,921,500,000

(a)(2)(iv) Conflicts Of Interest

The Adviser will experience conflicts of interest in connection with the management of the Fund, including, but not limited to, those discussed below. Dealing with conflicts of interest is complex and difficult, and new and different types of conflicts may subsequently arise.

•                  The members, officers and other personnel of the Adviser allocate their time, resources and other services between the Fund and other investment and business activities in which they may be involved, including other funds, investment vehicles and accounts managed by KKR. The Adviser intends to devote such time as shall be necessary to conduct the Fund’s business affairs in an appropriate manner. However, the Adviser will continue to devote the time, resources and other services necessary to managing its other investment and business activities and the Adviser is not precluded from conducting activities unrelated to the Fund.  Substantial time may be spent by such members, officers and personnel monitoring the investments of other funds, investment vehicles and accounts managed by KKR.

•                  The Adviser may compete with certain of its affiliates, including other entities it manages, for investments for the Fund, subjecting the Adviser to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf. The Adviser will receive advisory and other fees from the other entities it manages, and due to fee-offset provisions contained in the management agreements for such entities, the fees may not be proportionate to such entities’ investment accounts for any given transaction and the Adviser may have an incentive to favor entities from which it receives higher fees.

•                  The Fund has adopted the Adviser’s allocation policy, which is designed to fairly and equitably distribute investment opportunities over time among funds or pools of capital managed by the Adviser. The Adviser’s allocation policy provides that once an investment has been approved and is deemed to be in the Fund’s best interest, the Fund will receive a pro rata share of the investment based on capital available for investment in the asset class being allocated. Determinations as to the amount of capital available for investment are based on such factors as: the amount of cash on-hand, existing commitments and reserves, the targeted leverage level, the targeted asset mix and diversification requirements, other investment policies and restrictions, and limitations imposed by applicable laws, rules, regulations or interpretations. The outcome of this determination may result in the allocation of all, some or none of an investment opportunity to the Fund. In addition, subject to applicable law, affiliates of the Adviser may invest in one of the Fund’s portfolio companies and hold a different class of securities than the Fund. To the extent that an affiliate of the Adviser holds a different class of securities than the Fund, its interests may not be aligned with the Fund’s. Notwithstanding the foregoing, the Adviser will act in the best interest of the Fund in accordance with its fiduciary duty to the Fund.

•                  The appropriate allocation among the Fund and other KKR funds and accounts of expenses and fees generated in the course of evaluating and making investments often may not be clear, especially where more than one KKR fund or account participates. The Adviser will determine, in its sole discretion, the appropriate allocation of investment-related expenses, including broken deal expenses incurred in respect of unconsummated investments and expenses more generally relating to a particular investment strategy, among the funds and accounts participating or that would have participated in such investments or that otherwise participate in the relevant investment strategy, as applicable, which may result in the Fund bearing more or less of these expenses than other participants or potential participants in the relevant investments.

•                  The compensation payable by the Fund to the Adviser will be approved by the Board consistent with the exercise of the requisite standard of care applicable to trustees under state law. Such compensation is payable, in most cases, regardless of the quality of the assets acquired, the services provided to the Fund or whether the Fund makes distributions to Shareholders.

•                  The Adviser and its affiliates may provide a broad range of financial services to companies in which the Fund invests, in compliance with applicable law, and will generally be paid fees for such services. In addition, affiliates of the Adviser may act as an underwriter, arranger or placement agent or in another manner in connection with an offering of securities by one of the companies in the Fund’s portfolio. Any compensation received by the Adviser and its affiliates for providing these services will not be shared with the Fund and may be received before the Fund realizes a return on its investment. The Adviser may face conflicts of interest with respect to services performed for these companies, on the one hand, and investments recommended to the Fund, on the other hand.

•                  KKR engages in a broad range of business activities and invests in portfolio companies and other issuers whose operations may be substantially similar to the issuers of the Fund’s portfolio investments. The performance and operation of such competing businesses could conflict with and adversely affect the performance and operation of the issuers of the Fund’s portfolio investments, and may adversely affect the prices and availability of business opportunities or transactions available to these issuers.

•                  From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, or with exemptive relief the Fund may receive from the SEC, if any, the Fund and other clients for which the Adviser provides investment management services or carries on investment activities (including, among others, clients that are employee benefit plans subject to ERISA and related regulations) may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients, including in the case of financial distress of the investment entity.

•                  KKR and the Adviser sponsor and advise, and may in the future sponsor and advise, a broad range of investment funds, vehicles, and other accounts, including proprietary vehicles, that make investments worldwide. KKR may also make investments for its own account, including, for example, through investment and co-investment vehicles established for KKR personnel and associates. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships (including, among others, relationships with clients that are employee benefit plans subject to ERISA and related regulations), or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser. For example, the Adviser may invest, on behalf of an affiliated fund, in a company that is a competitor of one of the Fund’s portfolio companies or that is a service provider, supplier, customer or other counterparty with respect to one of the Fund’s portfolio companies. In providing advice and recommendations to, or with respect to, such investments and in dealing in such investments on behalf of such other affiliated fund, to the extent permitted by law, the Adviser or its affiliates will not take into consideration the interests of the Fund and its portfolio investments and issuers thereof. Accordingly, such advice, recommendations and dealings may result in conflicts of interest for the Adviser. In addition, the Adviser’s ability to effectively implement the Fund’s investment strategies may be limited to the extent that contractual obligations relating to these permitted activities restrict the Adviser’s ability to engage in transactions that they may otherwise be interested in pursuing. Affiliates of the Adviser, whose primary business includes the origination of investments, engage in investment advisory business with accounts that compete with the Fund.

•                  The Adviser and its affiliates may give advice and recommend securities to other clients which may differ from, or be contrary to, advice given to, or securities recommended or bought for, the Fund even though their investment objectives may be similar to the Fund’s.

•                  To the extent not restricted by confidentiality requirements or applicable law, the Adviser may apply experience and information gained in providing services to the Fund’s portfolio companies in providing services to competing companies invested in by affiliates’ other clients, which may have adverse consequences for the Fund or its portfolio investments. In addition, in providing services in respect of such portfolio companies and other issuers of portfolio investments, the Adviser or its affiliates may come into possession of information that it is prohibited from acting on (including on behalf of the Fund) or disclosing as a result of applicable confidentiality requirements or applicable law, even though such action or disclosure would be in the interests of the Fund.

•                  As a registered investment company, the Fund may be limited in its ability to invest in any investment in which the Adviser or its affiliates’ other clients have an investment. The Fund may also be limited in its ability to co-invest with the Adviser or one or more of its affiliates. Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC.  On June 19, 2017, the SEC issued an exemptive order granting the Fund exemptive relief that expanded the Fund’s ability to co-invest with certain of its affiliates in privately negotiated transactions subject to the conditions specified in the exemptive order.

•                  The Fund depends to a significant extent on the Adviser’s access to the investment professionals and senior management of KKR and the information and deal flow generated by the KKR investment professionals and senior management during the normal course of their investment and portfolio management activities. The senior management and the investment professionals of the Adviser source, evaluate, analyze and monitor the Fund’s investments. The Fund’s future success will depend on the continued service of the senior management team and investment professionals of the Adviser.

•                  The Adviser’s relationship with other advisory clients and with KKR could create a conflict of interest to the extent the Adviser becomes aware of inside information concerning investments or potential investment targets. KKR has adopted information-sharing policies and procedures which address both (i) the handling of confidential information and (ii) the information barrier that exists between the public and private sides of KKR. KKR has compliance functions to administer KKR’s information-sharing policies and procedures and monitor potential conflicts of interest. The Fund cannot assure its investors, however, that these procedures and practices will be effective. Although the Fund plans to leverage KKR’s firm-wide resources to help source, conduct due diligence on, structure, syndicate and create value for the Fund’s investments (to the extent permitted by applicable law), KKR’s information-sharing policies and procedures referenced above, as well as certain legal, contractual and tax constraints, could significantly limit the Company’s ability to do so. For example, from time to time KKR’s personnel may be in possession of material non-public information with respect to the Fund’s investments or potential investments, and as a result, such professionals may be restricted by KKR’s information-sharing policies or by law or contract, from sharing such information with the KKR professionals responsible for making the Fund’s investment decisions, even where the disclosure of such information would be in the best interests of the Fund or would otherwise influence the decisions taken by such investment professionals with respect to such investment or potential investment. In addition, this conflict and these procedures and practices may limit the freedom of the Adviser to enter into or exit from potentially profitable investments for the Fund which could have an adverse effect on the Fund’s results of operations. Conversely, the Adviser may pursue investments for the Fund without obtaining access to confidential information otherwise in its or KKR’s possession, which information, if reviewed, might otherwise impact the Adviser’s judgment with respect to such investments. Accordingly, as a result of such restrictions, the investment activities of KKR’s other businesses may differ from, or be inconsistent with, the interests of and activities that are undertaken for the Fund and there can be no assurance that the Fund will be able to fully leverage all of the available resources and industry expertise of KKR’s other businesses. Additionally, there may be circumstances in which one or more individuals associated with the Adviser will be precluded from providing services to the Fund because of certain confidential information available to those individuals or to other parts of KKR.

•                  The nature of the Adviser’s businesses and the participation by its employees in creditors’ committees, steering committees, or boards of directors of portfolio companies, may result in the Adviser receiving material non-public information from time to time with respect to publicly held companies or otherwise becoming an “insider” with respect to such companies. With limited exceptions, KKR does not establish information barriers between its internal investment teams. Trading by KKR on the basis of such information, or improperly disclosing such information, may be restricted pursuant to applicable law and/or internal policies and procedures adopted by KKR to promote compliance with applicable law. Accordingly, the possession of “inside information” or “insider” status with respect to such an issuer by KKR or KKR personnel may, including where an appropriate information barrier does not exist between the relevant investment professionals or has been “crossed” by such professionals, significantly restrict the ability of the Adviser to deal in the securities of that issuer on behalf of the Fund, which may adversely impact the Fund, including by preventing the execution of an otherwise advisable purchase or sale transaction in a particular security until such information ceases to be regarded as material non-public information, which could have an adverse effect on the overall performance of such investment. In addition, affiliates of KKR in possession of such information may be prevented from disclosing such information to the Adviser, even where the disclosure of such information would be in the interests of the Fund. The Adviser may also be subject to contractual “stand-still” obligations and/or confidentiality obligations that restrict its ability to trade in certain securities on behalf of the Fund. In certain circumstances, the Fund or the Adviser may engage an independent agent to dispose of securities of issuers in which KKR may be deemed to have material non-public information on behalf of the Fund. Such independent agent may dispose of the relevant securities for a price that may be lower than the Adviser’s valuation of such securities which may take into account the material non-public information known to KKR in respect of the relevant issuer.

•                  The Adviser may in the future develop new businesses such as providing investment banking, advisory and other services to corporations, financial sponsors, management or other persons. Such services may relate to transactions that could give rise to investment opportunities that are suitable for the Fund. In such case, the Adviser’s client would typically require the Adviser to act exclusively on its behalf, thereby precluding the Fund from participating in such investment opportunities. The Adviser would not be obligated to decline any such engagements in order to make an investment opportunity available to the Fund. In addition, the Adviser may come into the possession of information through these new businesses that limits the Fund’s ability to engage in potential transactions.

•                  The 1940 Act limits the Fund’s ability to invest in, or hold securities of, companies that are controlled by funds managed by KKR. Any such investments could create conflicts of interest between the Fund, the Adviser and KKR. The Adviser may also have, or enter into, advisory relationships with other advisory clients (including, among others, employee benefit plans subject to ERISA and related regulations) that could lead to circumstances in which a conflict of interest between the Adviser’s advisory clients could exist or develop. In addition, to the extent that another client of the Adviser or KKR holds a different class of securities than the Fund, the interest of such client and the Fund may not be aligned. As a result of these conflicts and restrictions, the Adviser may be unable to implement the Fund’s investment strategies as effectively as it could have in the absence of such conflicts or restrictions. In order to avoid these conflicts and restrictions, the Adviser may choose to exit these investments prematurely and, as a result, the Fund would forgo any future positive returns associated with such investments.

•                  Certain other KKR client accounts or proprietary accounts may have investment objectives, programs, strategies and positions that are similar to, or may conflict with, those of the Fund, or may compete with, or have interests adverse to, the Fund. This type of conflict could affect the prices and availability of the securities or interests in which the Fund invests. KKR may give advice or take action with respect to the investments held by, and transactions of, other KKR client accounts or proprietary accounts that may be different from or otherwise inconsistent with the advice given or timing or nature of any action taken with respect to the investments held by, and timing or nature of any action taken with respect to the investments held by, and transactions of, the Fund. Such different advice and/or inconsistent actions may be due to a variety of reasons, including, without limitation, the differences between the investment objective, program, strategy and tax treatment of the other KKR client accounts or proprietary accounts and the Fund or the regulatory status of other KKR client accounts and any related restrictions or obligations imposed on KKR as a fiduciary thereof. Such advice and actions may adversely impact the Fund.

•                  KKR, for its own account, may enter into real-estate related transactions with Fund portfolio companies. Such transactions may include, for example, buying or selling real estate assets, acquiring or entering into leasing arrangements or amending such arrangements, or transferring options or rights of first refusal to acquire real estate assets. Such transactions, which do not involve securities, are not governed by restrictions on principal transactions and cross transactions but are subject to specific policies and procedures established by KKR to manage related conflicts.

•                  The 1940 Act prohibits the Fund from participating in certain transactions with certain of its affiliates including an Adviser-affiliated broker-dealer. The Fund generally is prohibited, for example, from buying or selling any securities from or to another client of the Adviser or of KKR. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves jointness) or transactions in which a broker-dealer affiliated with the Adviser participates as principal with the Fund. If a person acquires more than 25% of the Fund’s voting securities, the Fund will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons. Similar restrictions limit the Fund’s ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund may be limited. These investment opportunities may be made available to other funds, vehicles and accounts advised by the Adviser that are not subject to similar restrictions under the 1940 Act.

•                  Shareholders of the Fund are based in a wide variety of jurisdictions and take a wide variety of forms. Accordingly, they may have conflicting regulatory, legal, investment, tax, and other interests with respect to their investments in the Fund. The conflicting interests of individual shareholders relate to or arise from, among other things, the nature of investments made by the Fund, the selection, structuring, acquisition and management of investments, the timing of disposition of investments, internal investment policies of the shareholders and their target risk/return profiles. As a consequence, conflicts of interest may arise in connection with decisions made by the Adviser, including with respect to the nature or structuring of investments, which may be more beneficial for one shareholder than for another shareholder, especially with respect to shareholders’ individual tax situations. In addition, the Fund may make investments that may have a negative impact on related investments made by the Fund in separate transactions. In selecting and structuring investments appropriate for the Fund, the Adviser will consider the investment and tax objectives of the Fund and its shareholders as a whole, not the investment, tax, or other objectives of any shareholder individually.

The Adviser and the portfolio managers may also face other potential conflicts of interest in managing the Fund, and the descriptions above are not a complete description of every conflict of interest that could be deemed to exist in managing the Fund and other funds and accounts advised or controlled by KKR.

(a)(3) Portfolio Manager Compensation

Consistent with KKR’s global, integrated culture, KKR has one firm-wide compensation and incentive structure based on a global profit and loss statement, which covers the portfolio manager. KKR’s compensation structure is designed to align the interests of the investment personnel serving the Fund with those of the Fund’s shareholders and to give everyone a direct financial incentive to ensure that all of KKR’s resources, knowledge and relationships around the world are utilized to maximize risk-adjusted returns for each strategy.

Each of KKR’s senior executives, including the portfolio manager responsible for the day-to-day management of the Fund, receives a base salary and is eligible for a cash bonus and equity compensation, as well as additional incentives including “dollars at work” in certain KKR fund investments (other than the Fund). The cash bonus, equity compensation and “dollars at work” are discretionary, and “dollars at work” and equity awards are typically subject to a vesting period of several years.

Compensation and other incentives are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of overall firm performance, individual contribution and performance, business unit performance, and relevant market and competitive compensation practices for KKR’s various businesses and the individual roles/responsibilities within each of those businesses.

(a)(4) Securities Ownership of Portfolio Managers

None.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

As of the fiscal year ended October 31, 2018, the portfolio manager beneficially owned the following shares of the Fund:

Dollar Range of
Portfolio Manager	Equity Securities Owned**
Christopher A. Sheldon	$100,001-$500,000

** Ranges (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000).

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) There have been no changes in the registrant’s internal control over financial reporting during the year ended October 31, 2018 that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 13. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KKR Income Opportunities Fund

By	/s/ Suzanne Donohoe
Suzanne Donohoe, President

Date	12/13/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Suzanne Donohoe
Suzanne Donohoe, President

Date	12/13/18

By	/s/ Thomas Murphy
Thomas Murphy, Treasurer, Chief Accounting Officer & Chief Financial Officer

Date	12/13/18